Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Smith & Wesson Holding Corporation (the “Company”) for the quarterly period ended October 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, P. James Debney, President and Chief Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ P. JAMES DEBNEY
P. James Debney
President and Chief Executive Officer

Date: December 1, 2016